World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

800-673-0550

Vest US Large Cap 10% Buffer Strategies VI Fund

(formerly, Cboe Vest US Large Cap 10% Buffer Strategies VI Fund)

Class I Shares

Class Y Shares

Vest US Large Cap 20% Buffer Strategies VI Fund

(formerly, Cboe Vest US Large Cap 20% Buffer Strategies VI Fund)

Class I Shares

Class Y Shares

Supplement dated March 20, 2025

to the Prospectus, Summary Prospectuses and Statement of Additional Information

dated May 1, 2024

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Change in Portfolio Managers

Effective immediately, the Prospectus, Summary Prospectuses and Statement of Additional Information dated May 1, 2024 for the Vest US Large Cap 10% Buffer Strategies VI Fund and Vest US Large Cap 20% Buffer Strategies VI Fund (each a “Fund”) are hereby amended to reflect a change in the portfolio managers of each Fund.

Prospectus and Summary Prospectuses

The disclosures under “Portfolio Managers” in the Fund Summary sections of each Fund’s Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception on August 25, 2022.

Trevor Lack, Managing Director of the Adviser, has served as a portfolio manager to the Fund since February 2025.

The disclosures under “Management - The Portfolio Managers” in the Prospectus is deleted in its entirety and replaced with the following:

The Portfolio Managers

The Funds are managed on a day-to-day basis by Karan Sood and Trevor Lack.

Mr. Sood has over ten years of experience in derivative-based investment strategy design and trading. Mr. Sood joined the Adviser in 2012. Prior to joining the Adviser, Mr. Sood worked as a senior manager in new product development at ProShare Advisors LLC. Prior to ProShare, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science, London. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.

Mr. Lack has over ten years of experience as a Portfolio Manager. Mr. Lack joined the Adviser in 2019. Prior to joining the Adviser, Mr. Lack worked at ProShare Advisors LLC from 2011 to 2019. Mr. Lack received a master’s degree in finance from Johns Hopkins University. He also holds a bachelor’s degree in business from Northeastern University.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Funds.

Statement of Additional Information

The disclosure under “Portfolio Managers” in the Statement of Additional Information is deleted in its entirety and replaced with the following:

Portfolio Managers. As described in the Funds’ prospectus, Messrs. Karan Sood and Trevor Lack serve as Portfolio Managers responsible for the day-to-day investment management of the Funds.

This section includes information about the Portfolio Managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is as of February 28, 2025:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Karan Sood	128	$39,007	17	$296	0	0
Trevor Lack	128	$39,007	17	$296	0	0

Conflicts of Interests. Each Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Portfolio Managers do not receive compensation that is based upon the Funds, any separate account strategy, partnership or any other commingled account’s, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Managers do not receive any special or additional compensation from the Adviser for their service as Portfolio Managers. The Portfolio Managers receive a salary from the Adviser. In addition to a base salary, the Portfolio Managers may receive additional bonus compensation which is tied to the overall financial operating results of the Adviser’s parent company, VG.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in each Fund as of the Funds’ most recently completed fiscal year end.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds / Name of Fund
Karan Sood	None
Trevor Lack	None

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE